                                                                    EXHIBIT 10.8

                       MONITORING AND OVERSIGHT AGREEMENT


         THIS MONITORING AND OVERSIGHT AGREEMENT (this "Agreement") is made and entered into effective as of September 19, 2002, by and among Swift Foods Company, a Delaware corporation (together with its successors, the "Company"), Swift & Company, a Delaware corporation (together with its successors, "Swift Meats"), Swift Pork Company, a Delaware corporation (together with its successors, "Swift Pork"), Swift Beef Company, a Delaware corporation (together with its successors, "Swift Beef"), S&C Australia Holdco Pty. Ltd., an Australian corporation (together with its successors, "S&C Australia"), Australia Meat Holdings Pty. Limited, an Australian corporation ("Australia Meat"), S&C Holdco 2, Inc., a Delaware corporation ("S&C 2"), and S&C Holdco 3, Inc., a Delaware corporation ("S&C 3," and together with the Company, Swift Meats, Swift Pork, Swift Beef, S&C Australia, Australia Meat and S&C 2, the "Clients"), and Hicks, Muse & Co. Partners, L.P., a Texas limited partnership (together with its successors, "HMCo").

         1. Retention. The Clients hereby acknowledge that they have retained HMCo to, and HMCo acknowledges that, subject to reasonable advance notice in order to accommodate scheduling, HMCo will, provide financial oversight and monitoring services to the Company as requested by the board of directors of the Company during the term of this Agreement.

         2. Term. The term of this Agreement shall continue until the earlier to occur of (i) the tenth anniversary of the date hereof or (ii) the date on which Hicks, Muse, Tate & Furst Incorporated ("HMTF") or its successors and their respective affiliates (including, without limitation, any equity fund sponsored by HMTF or its successors) shall cease to own beneficially, directly or indirectly, any securities of any of the Clients or their respective successors.

         3. Compensation.

                  (a) As compensation for HMCo's services to the Clients under this Agreement, the Clients hereby irrevocably agree, jointly and severally, to pay to HMCo an annual fee (the "Monitoring Fee") equal to $2,000,000 (the "Base Fee"), subject to adjustment pursuant to paragraphs (b) and (c) below and prorated on a daily basis for any partial fiscal year during the term of this Agreement. The Monitoring Fee shall be payable in equal quarterly installments on each of September 1, December 1, March 1 and June 1 during the term of this Agreement (each a "Payment Date"), beginning with the first Payment Date following the date hereof. All payments shall be made by wire transfer of immediately available funds to the account described on Exhibit A hereto (or such other account as HMCo may hereafter designate in writing).

NOTICE IS HEREBY GIVEN THAT THIS AGREEMENT CONTAINS INDEMNIFICATION PROVISIONS IN PARAGRAPH 5 THAT APPLY TO CLAIMS, LIABILITIES, LOSSES, DAMAGES OR EXPENSES THAT HAVE RESULTED FROM OR ARE ALLEGED TO HAVE RESULTED FROM THE ACTIVE OR PASSIVE OR THE SOLE, JOINT OR CONCURRENT ORDINARY NEGLIGENCE OF HMCO OR ANY OTHER INDEMNIFIED PERSON IDENTIFIED THEREIN.

                  (a) On the first day of each fiscal year during the term of this Agreement beginning with the fiscal year beginning after the fiscal year ended in May 2002, the Monitoring Fee shall be adjusted so that the Monitoring Fee, as adjusted, shall be equal to the greater of (a) the Base Fee and (b) the
(i) budgeted consolidated annual EBITDA of the Company and its subsidiaries for the then current fiscal year, multiplied by (ii) 1% (the "Percentage"). For purposes of this Agreement, "EBITDA" means gross revenue (other than extraordinary gains or losses from the sale of assets) less operating expenses (including direct and indirect expenses and corporate overhead expenses of the Company and its subsidiaries, but excluding depreciation and amortization).

                  (c) On each occasion that the Company or any of its subsidiaries shall acquire another entity or business during the term of this Agreement, the annual Monitoring Fee for the fiscal year in which such acquisition occurs shall be adjusted prospectively (i.e., for periods subsequent to such acquisition until the next adjustment pursuant to clause (b) above), as of the closing of such acquisition, to an annual amount equal to (i) the pro forma combined budgeted consolidated annual EBITDA of the Company and its subsidiaries for the entire then current fiscal year of the Company (including the budgeted EBITDA of the acquired entity or business for such entire fiscal year, on a pro forma basis), multiplied by (ii) the Percentage; provided, however, that in no event shall the annual Monitoring Fee be less than the Base Fee.

                  (d) The Monitoring Fee will be paid in full, free of any deductions or withholdings, unless a Client is compelled by law to make payments subject to any such taxes. In such event the Client shall pay to HMCo such additional amounts as may be necessary that HMCo receives a net amount equal to the full amount which would have been receivable had payment not been made subject to such tax.

                  (e) All past due payments in respect of the Monitoring Fee shall bear interest at the lesser of the highest rate of interest which may be charged under applicable law or the prime commercial lending rate per annum of The Chase Manhattan Bank or its successors (which rate is a reference rate and is not necessarily its lowest or best rate of interest actually charged to any customer) (the "Prime Rate") as in effect from time to time, plus five percent (5%), from the due date of such payment to and including the date on which payment is made to HMCo in full, including such interest accrued thereon.

                  (f) For purposes of this Agreement, the phrase "Company and its subsidiaries" shall exclude Swift Cattle Holdco, Inc. and Monfort Finance Company, Inc.

         4. Reimbursement of Expenses. In addition to the compensation to be paid pursuant to Section 3 hereof, the Clients agree, jointly and severally, to pay or reimburse HMCo for all "Reimbursable Expenses," which shall consist of
(i) all reasonable disbursements and out-of-pocket expenses (including, without limitation, costs of travel, postage, deliveries, communications, etc.) incurred by HMCo or its affiliates for the account of any Client or in connection with the performance by HMCo of the services contemplated by Section 1 hereof and
(ii) the Client's Pro Rata Share of Allocable Expenditures (as defined in Exhibit B hereto). Promptly (but not more than 10 days) after request by or notice from HMCo, applicable Client shall pay HMCo, by wire transfer of immediately available funds to the account described on Exhibit A hereto (or such other account as HMCo may hereafter designate in writing), the Reimbursable

Expenses for which HMCo has provided such Client invoices or reasonably detailed descriptions. All past due payments in respect of the Reimbursable Expenses shall bear interest at the lesser of the highest rate of interest which may be charged under applicable law or the Prime Rate plus five percent (5%) from the Payment Date to and including the date on which such Reimbursable Expenses plus accrued interest thereon are fully paid to HMCo.

         5. Indemnification. The Clients jointly and severally shall indemnify and hold harmless each of HMCo, its affiliates, and their respective directors, officers, and controlling persons (within the meaning of Section 15 of the Securities Act of 1933, as amended, or Section 20(a) of the Securities Exchange Act of 1934, as amended), if any, agents, independent contractors and employees (HMCo, its affiliates, and such other specified persons being collectively referred to as "Indemnified Persons," and individually as an "Indemnified Person") from and against any and all claims, liabilities, losses, damages and expenses incurred by any Indemnified Person (including those arising out of an Indemnified Person's negligence and reasonable fees and disbursements of the respective Indemnified Person's counsel) which (A) are related to or arise out of (i) actions taken or omitted to be taken (including, without limitation, any untrue statements made or any statements omitted to be made) by the any of the Clients or (ii) actions taken or omitted to be taken by an Indemnified Person with the any Client's consent or in conformity with any Client's instructions or any Client's actions or omissions or (B) are otherwise related to or arise out of HMCo's engagement, and will reimburse each Indemnified Person for all costs and expenses, including, without limitation, fees and disbursements of any Indemnified Person's counsel, as they are incurred, in connection with investigating, preparing for, defending or appealing any action, formal or informal claim, investigation, inquiry or other proceeding, whether or not in connection with pending or threatened litigation, caused by or arising out of or in connection with HMCo's acting pursuant to HMCo's engagement, whether or not any Indemnified Person is named as a party thereto and whether or not any liability results therefrom. None of the Clients will, however, be responsible for any claims, liabilities, losses, damages or expenses pursuant to clause (B) of the preceding sentence that have resulted primarily from HMCo's bad faith, gross negligence or willful misconduct. The Clients also agree that neither HMCo nor any other Indemnified Person shall have any liability to any Client for or in connection with such engagement except for any such liability for claims, liabilities, losses, damages or expenses incurred by any Client that have resulted primarily from HMCo's bad faith, gross negligence or willful misconduct. The Clients agree that in no event will HMCo be liable for any consequential, exemplary or punitive damages in connection with its performance under this Agreement. Each Client further agrees that it will not, without the prior written consent of HMCo, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not any Indemnified Person is an actual or potential party to such claim, action, suit or proceeding) unless such settlement, compromise or consent includes an unconditional release of HMCo and each other Indemnified Person hereunder from all liability arising out of such claim, action, suit or proceeding. EACH CLIENT HEREBY ACKNOWLEDGES THAT THE FOREGOING INDEMNITY SHALL BE APPLICABLE TO ANY CLAIMS, LIABILITIES, LOSSES, DAMAGES OR EXPENSES THAT HAVE RESULTED FROM OR ARE ALLEGED TO HAVE RESULTED FROM THE ACTIVE OR PASSIVE OR THE SOLE, JOINT OR CONCURRENT ORDINARY NEGLIGENCE OF HMCO OR ANY OTHER INDEMNIFIED PERSON.

         The foregoing right to indemnity shall be in addition to any rights that HMCo and/or any other Indemnified Person may have at common law or otherwise and shall remain in full force and effect following the completion or any termination of the engagement. Each Client hereby consents to personal jurisdiction and to service and venue in any court in which any claim, which is subject to this Agreement, is brought against HMCo or any other Indemnified Person.

         It is understood that, in connection with HMCo's engagement, HMCo may also be engaged to act for a Client or Clients in one or more additional capacities, and that the terms of this engagement or any such additional engagement(s) may be embodied in one or more separate written agreements. This indemnification shall apply to the engagement specified in the first paragraph hereof as well as to any such additional engagement(s) (whether written or oral) and any modification of said engagement or such additional engagement(s) and shall remain in full force and effect following the completion or termination of said engagement or such additional engagements.

         Each of the Clients further understands and agrees that if HMCo is asked to furnish any Client a financial opinion letter or act for any Client in any other formal capacity, such further action may be subject to a separate agreement containing provisions and terms to be mutually agreed upon.

         6. Confidential Information. In connection with the performance of the services hereunder, HMCo agrees not to divulge any confidential information, secret processes or trade secrets disclosed by any Client or any of its subsidiaries to it solely in its capacity as a financial advisor, unless such Client consents to the divulging thereof or such information, secret processes or trade secrets are publicly available or otherwise available to HMCo without restriction or breach of any confidentiality agreement or unless required by any governmental authority or in response to any valid legal process.

         7. Governing Law. This Agreement shall be construed, interpreted and enforced in accordance with the laws of the State of Texas, excluding any choice-of-law provisions thereof. Each of the parties hereby (a) irrevocably submits to the exclusive jurisdiction of the United States Federal District Court for the Northern District of Texas, sitting in Dallas County, Texas, the United States of America, in the event such court has jurisdiction or, if such court does not have jurisdiction, to any district court sitting in Dallas County, Texas, the United States of America, for the purpose of any suit, action, or proceeding arising out of or relating to this Agreement, including any claims by any Indemnified Persons for indemnity pursuant to Section 5 hereof, (b) waives, and agrees not to assert in any such suit, action, or proceeding, any claim that (i) it is not personally subject to the jurisdiction of such court or of any other court to which proceedings in such court may be appealed, (ii) such suit, action or proceeding is brought in an inconvenient forum, or (iii) the venue of such suit, action, or proceeding is improper and
(c) expressly waives any requirement for the posting of a bond by the party bringing such suit, action, or proceeding. Each of the parties consents to process being served in any such suit, action, or proceeding by mailing, certified mail, return receipt requested, a copy thereof to such party at the address in effect for notices hereunder, and agrees that such services shall constitute good and sufficient service of process and notice thereof. Nothing in this Section 7 shall affect or limit any right to serve process in any other manner permitted by law.

         8. Assignment. This Agreement and all provisions contained herein shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns; provided, however, neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned (other than with respect to the rights and obligations of HMCo, which may be assigned to any one or more of its principals or affiliates) by any of the parties without the prior written consent of the other parties.

         9. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument, and the signature of any party to any counterpart shall be deemed a signature to, and may be appended to, any other counterpart.

         10. Certain Waivers. No (a) direct or indirect holder of any equity interests or securities of HMCo (whether such holder is a limited or general partner, member, stockholder or otherwise), (b) affiliate of HMCo, or (c) any direct or indirect director, officer, employee, partner, affiliate, member, controlling person, representative, or agent of HMCo, any of HMCo's respective affiliates or any such direct or indirect holder of any equity interests or securities of HMCo (collectively, the "Party Affiliates") shall have any liability or obligation of any nature whatsoever in connection with or under this letter or the transactions contemplated hereby, and each party hereto herby waives and releases all claims against such Party Affiliates related to any such liability or obligation.

         11. Other Understandings. All discussions, understanding and agreements heretofore made between any of the parties hereto with respect to the subject matter hereof are merged in this Agreement, which alone fully and completely expresses the Agreement of the parties hereto. All calculations of the Monitoring Fee and Reimbursable Expenses shall be made by HMCo and, in the absence of mathematical error, shall be final and conclusive.

         12. Amendment and Waiver. Any provision of this Agreement may be altered, supplemented, amended, or waived by the written consent of the Clients and HMCo. No failure or delay by any party to this Agreement in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

         13. Notices. All notices, requests and other communications to any party to this Agreement shall be in writing (including telex, facsimile transmission or similar writing) and shall be given to such party by messenger, telex, or facsimile transmission (a) at its address, facsimile number or telex number set forth on the signature pages hereof, or (b) such other address, facsimile number or telex number as a party may hereafter specify for the purpose by notice to each of the other parties. Each such notice, request or other communication shall be effective (i) if given by telex, when such telex is transmitted and the appropriate answer back is received, (ii) if given by facsimile transmission, when transmitted and electronic confirmation of receipt is received and (iii) if given by messenger or any other means, when delivered and a receipt of delivery is received.

         14. Section Headings. Headings contained in this Agreement are inserted only as a matter of convenience and in no way define, limit or extend the scope or intent of this Agreement or any provisions hereof.

         15. WAIVER OF JURY TRIAL. EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

         16. Invalid Provisions. If any provision of this Agreement is held to be illegal, invalid, or unenforceable under any present or future law, and if the rights or obligations of the parties under this Agreement shall not be materially and adversely affected thereby (a) such provision shall be fully severable, (b) this Agreement shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part hereof,
(c) the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance herefrom, and (d) in lieu of such illegal, invalid, or unenforceable provision, there shall be added automatically as a part of this Agreement a legal, valid, and enforceable provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date and year first above written.

                                     HICKS, MUSE & CO. PARTNERS, L.P.

                                     By:          HM PARTNERS INC.,
                                                  its General Partner


                                     By:          /s/ DAVID W. KNICKEL
                                                  ------------------------------
                                     Name:        David W. Knickel
                                                  ------------------------------
                                     Title:       Vice President & Treasurer
                                                  ------------------------------

                                                  200 Crescent Court
                                                  Suite 1600
                                                  Dallas, Texas 75201

                                     Facsimile:   (214) 720-7888


                                     SWIFT FOODS COMPANY


                                     By:          /s/ PATRICK J. KOLEY
                                                  ------------------------------
                                     Name:        Patrick J. Koley
                                                  ------------------------------
                                     Title:       Vice President
                                                  ------------------------------

                                                  1770 Promontory Circle
                                                  Greeley, Colorado 80634
                                                  Attn: President

                                     Facsimile:   (970) 506-8323


                                     SWIFT & COMPANY


                                     By:          /s/ PATRICK J. KOLEY
                                                  ------------------------------
                                     Name:        Patrick J. Koley
                                                  ------------------------------
                                     Title:       Vice President
                                                  ------------------------------

                                                  1770 Promontory Circle
                                                  Greeley, Colorado 80634
                                                  Attn: President

                                     Facsimile:   (970) 506-8323

                                     SWIFT PORK COMPANY


                                     By:          /s/ DEBRA L. KEITH
                                                  ------------------------------
                                     Name:        Debra L. Keith
                                                  ------------------------------
                                     Title:       Vice President, Tax
                                                  ------------------------------

                                                  1770 Promontory Circle
                                                  Greeley, Colorado 80634
                                                  Attn: President

                                     Facsimile:   (970) 506-8323


                                     SWIFT BEEF COMPANY



                                     By:          /s/ DEBRA L. KEITH
                                                  ------------------------------
                                     Name:        Debra L. Keith
                                                  ------------------------------
                                     Title:       Vice President, Tax
                                                  ------------------------------

                                                  1770 Promontory Circle
                                                  Greeley, Colorado 80634
                                                  Attn: President

                                     Facsimile:   (970) 506-8323


                                     S&C AUSTRALIA HOLDCO PTY. LTD.


                                     By:          /s/ PATRICK J. KOLEY
                                                  ------------------------------
                                     Name:        Patrick J. Koley
                                                  ------------------------------
                                     Title:       Attorney-in-Fact
                                                  ------------------------------

                                                  c/o Swift & Company
                                                  1770 Promontory Circle
                                                  Greeley, Colorado 80634
                                                  Attn: President

                                     Facsimile:   (970) 506-8323

                                     AUSTRALIA MEAT HOLDINGS PTY. LTD.



                                     By:          /s/ PATRICK J. KOLEY
                                                  ------------------------------
                                     Name:        Patrick J. Koley
                                                  ------------------------------
                                     Title:       Attorney-in-Fact
                                                  ------------------------------

                                                  c/o Swift & Company
                                                  1770 Promontory Circle
                                                  Greeley, Colorado 80634
                                                  Attn: President

                                     Facsimile:   (970) 506-8323


                                     S&C HOLDCO 2, INC.


                                     By:          /s/ PATRICK J. KOLEY
                                                  ------------------------------
                                     Name:        Patrick J. Koley
                                                  ------------------------------
                                     Title:       Attorney-in-Fact
                                                  ------------------------------

                                                  1770 Promontory Circle
                                                  Greeley, Colorado 80634
                                                  Attn: President

                                     Facsimile:   (970) 506-8323

                                     S&C HOLDCO 3, INC.



                                     By:          /s/ PATRICK J. KOLEY
                                                  ------------------------------
                                     Name:        Patrick J. Koley
                                                  ------------------------------
                                     Title:       Attorney-in-Fact
                                                  ------------------------------

                                                  1770 Promontory Circle
                                                  Greeley, Colorado 80634
                                                  Attn: President

                                     Facsimile:   (970) 506-8323

                                    EXHIBIT A
                           WIRE TRANSFER INSTRUCTIONS


                        Bank: JPMorgan Chase Bank, Texas

                                ABA#: 113 000 609

                 Account name: HICKS, MUSE & CO. PARTNERS, L.P.

                             Account #: 088-05113824

                           Reference:
                                      ---------------

                      Attention: Lila McDermed 214-740-7320

                                    EXHIBIT B
        PRO RATA SHARE OF ALLOCABLE EXPENDITURES AND RELATED DEFINITIONS


         Pro Rata Share of Allocable Expenditures shall equal the product obtained by multiplying (i) the sum of all Allocable Expenditures that have not previously been paid or reimbursed to HMCo by the Clients and other Participating Acquired Companies, by (ii) a fraction, the numerator of which shall equal the total amount of Invested Capital (as from time to time outstanding) that any Fund has invested in the Client's respective securities or instruments and the denominator of which shall equal the total amount of Invested Capital (as from time to time outstanding) that any Fund has invested in the securities or instruments of any and all Participating Acquired Companies.

The capitalized terms used in the foregoing definitions have the meanings set forth below:

         Allocable Expenditures shall mean all variable, fixed, and other costs, expenses, expenditures, charges or obligations (including, without limitation, letters of credit, deposits, etc.) that are related to assets utilized, services provided, or programs administered by HMCo or its affiliates in connection with the performance by HMCo of financial oversight and monitoring services on behalf of the Clients and other Participating Acquired Companies, including without limitation corporate airplanes, charitable contributions, retainers for lobbyists and other professionals, and premiums and finance charges for director and officer insurance maintained for representatives of HMCo or its affiliates.

         Fund shall mean any one or more of the equity funds now or hereafter sponsored by Hicks, Muse, Tate & Furst Incorporated or its successors, including any LP Investment Entity (as defined in the limited partnership agreement for any such equity fund) formed under or with respect to any such equity fund.

         Invested Capital shall mean the total amount of partner capital that a Fund from time to time invests in the purchase of securities or instruments of a Participating Acquired Company, less the total cash distributions that constitute a return of such partner capital with proceeds from the disposition of all or any part of such securities or instruments. For each period for which the Pro Rata Share of Allocable Expenditures is being made, the applicable Invested Capital shall equal the amount outstanding as of the end of the respective period.

         Participating Acquired Company shall mean any partnership, corporation, trust, limited liability company, or other entity that is, for the period for which the Pro Rata Share of Allocable Expenditures is being determined, a party to a monitoring agreement or similar contract with HMCo or its affiliates and is, as of the end of such period, designated by HMCo to bear a portion of such allocable expenditures. HMCo may, in its sole and absolute discretion, determine not to designate an entity as a Participating Acquired Company with respect to such period. HMCo may make such determination of non-designation for no reason or for any reason, including without limitation the respective entity's bankruptcy or other temporary or permanent inability to pay fees or expenses to HMCo or its affiliates.

                                      B-1